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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

JSCE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11951 (Commission File Number)	37-1337160 (I.R.S. Employer Identification No.)
	150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

  (C)
  Exhibits:

  99.1
  Press Release dated May 16, 2003.

Item 9. Regulation FD Disclosure.*

        Smurfit-Stone Container Corporation, the sole stockholder of JSCE, Inc. (the "Company"), issued a press release on May 16, 2003 announcing that Jefferson Smurfit Corporation (U.S.), a wholly-owned subsidiary of the Company, had entered into an agreement to sell $300 million of 7.5% Senior Notes due 2013. For information regarding the transaction, reference is made to the press release dated May 16, 2003, which is attached hereto as Exhibit 99.1.

*
The information furnished under Item 9 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JSCE, INC.
Dated: May 16, 2003	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 16, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index